                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             FLOTEK INDUSTRIES INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            FLOTEK INDUSTRIES, INC.
                           7030 EMPIRE CENTRAL DRIVE
                               HOUSTON, TX 77040

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 29, 1998

To the Shareholders:

     As a Shareholder of Flotek Industries Inc. (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Ramada Plaza Hotel, 12801 Northwest Freeway, Houston, Texas 77040, on Wednesday July 29, 1998, at 2:00 p.m., local time, for the following purposes:

          1. To receive the consolidated financial statements of the Company for the year ended February 28, 1998 and the Report of the Auditors on those statements;

          2. To elect a Board of six Directors for one-year terms or until their successors are duly elected and qualified;

          3. To consider and, if deemed appropriate, approve a special resolution to amend the By-law No. 1 regarding a reduction in the required percentage of resident Canadians on the Board of Directors and a reduction in the required percentage of resident Canadian Board members who must be present at scheduled meetings;

          4. To consider and, if deemed appropriate, to approve an ordinary resolution to authorize and approve the issue, in connection with a financing of the Company or a subsidiary of the Company, of such number of securities, being common shares, warrants or a combination thereof, to any one person or any group of persons who intend to vote their equity shares as a group, where the number of common shares is equal to or greater than 20% of the Company's common shares outstanding after giving effect to the issuance of such securities, so long as the Directors of the Company are of the view that such transaction is in the best interests of the Company;

          5. To consider and, if deemed appropriate, to approve an ordinary resolution to ratify and approve stock options previously granted to insiders of the Company, to authorize the Directors to grant stock options to insiders of the Company in the future at such prices and for such numbers of shares as may be determined by the Directors and acceptable to the Vancouver Stock Exchange, and to authorize the Directors to renegotiate any stock options previously granted to insiders of the Company, or which may hereafter be granted to insiders of the Company, as to price or number of shares or both, all on such terms as may be acceptable to the Vancouver Stock Exchange;

          6. To consider and, if deemed appropriate, approve an ordinary resolution to authorize the Board of Directors, discretionary authority, to amend, postpone, or abandon implementation of any of the above resolutions if it is not in the Company's best interests to proceed with them;

          7. To consider and act upon a proposal to ratify the appointment of the Company's independent accountants, Grant Thornton LLP;

          8. To transact such other business as may properly be transacted at such Meeting or at any adjournment thereof.

     Only Shareholders of record on the books of the Company at the close of business on June 10, 1998, are entitled to receive notice of and to vote at the Meeting (or any adjournment or adjournments thereof). Specific details of the matters proposed to be put before the Meeting are set forth in the Proxy Statement/ Information Circular, which Proxy Statement/Information Circular forms a part of this Notice.

     Shareholders are cordially invited to attend the Meeting in person. However, Shareholders who are unable to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it, in the envelope provided, to the Secretary of the Company, c/o Pacific Corporate Trust Company, Suite 830, 625 Howe Street, Vancouver, British Columbia, Canada, V6C 3B8. The enclosed form of proxy must be completed in accordance with the instructions set out in the form of proxy and in the Proxy Statement/Information Circular accompanying this Notice and, to be valid, be received by Pacific Corporate Trust Company not fewer than 48 hours (excluding Saturdays and holidays) before the time fixed for the Meeting. It is important that your shares be represented at the Meeting, and your promptness will assist us to prepare for the Meeting and to avoid the cost of a follow-up mailing. If you receive more than one proxy card because you own shares registered in different names or at different addresses, each proxy card should be completed and returned.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ BROOKII WOOTTON
                                            Brookii Wootton
                                            Corporate Secretary

June 1, 1998

                             FLOTEK INDUSTRIES INC.
                           7030 EMPIRE CENTRAL DRIVE
                               HOUSTON, TX 77040

                     PROXY STATEMENT/ INFORMATION CIRCULAR
                                      FOR
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 29, 1998

GENERAL INFORMATION

     This Proxy Statement/Information Circular is furnished to shareholders of Flotek Industries Inc. ("Shareholders" or "Members"), an Alberta Corporation ("Flotek" or the "Company"), in connection with the solicitation of proxies by the Management of Flotek at the direction of the Board of Directors of Flotek (the "Board or Directors" or "Board") for use at its Annual Meeting of Shareholders (the "Meeting") scheduled to be held on Wednesday, July 29, 1998, at the time and place and for the purposes set forth in the accompanying Notice of Meeting ("Notice of Meeting"), and at any adjournment thereof. Upon request additional proxy material will be furnished without cost to brokers and other nominees to forward to the beneficial owners of shares held in their names. Flotek will pay persons holding shares in their names, or in the names of their nominees, but not owning such stock beneficially (such as brokerage houses, banks and other financial institutions), for the expense of forwarding soliciting materials to their principals. The expenses of this solicitation will be paid by Flotek. To the extent necessary to ensure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by officers, Directors and regular employees of Flotek, who will receive no additional compensation therefor. This Proxy Statement and the accompanying form of proxy will first be mailed to Shareholders on or about June 17, 1998.

VOTING RIGHTS AND VOTES REQUIRED

     The close of business on June 10, 1998, has been fixed as the record date for the determination of Shareholders entitled to receive notice of and to vote at the Meeting. As of close of business on May 19, 1998, Flotek had outstanding and entitled to vote of 43,180,795 shares of Common Stock, no par value ("Common Stock").

     Two Shareholders must be present and at least 5% of the outstanding shares of Common Stock on the record date must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. The record holder of each share of Common Stock entitled to vote at the Meeting will have one vote for each share so held.

APPOINTMENT OF PROXYHOLDERS AND REVOCATION OF PROXIES

     A Shareholder has the right to appoint as proxyholder a person other than the officers and Directors of the Company named in the accompanying form of proxy to attend and vote at the Meeting in his place, and may do so by inserting the name of such other person, who need not be a Shareholder, in the blank space provided in the form of proxy or by completing another proper form of proxy.

     In order for proxies to be recognized at the Meeting, the completed forms of proxy must be received at the Company's registrar and transfer agent, Pacific Corporate Trust Company, Suite 830, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, or at the registered office of the Company, 30th Floor, 237 - 4th Avenue S.W., Calgary, Alberta, T2P 4X7, not later than 2:00 p.m. (Vancouver time) on July 24, 1998.

     A Shareholder, or his attorney authorized in writing, who executed a form of proxy may revoke it in any manner permitted by law including the depositing of an instrument of revocation in writing at the registered office of the Company, 30th Floor, 237 - 4th Avenue S.W., Calgary, Alberta, T2P 4X7, or with the Company's registrar and transfer agent, Pacific Corporate Trust Company, Suite 830, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, at any time up to and including the last business day preceding the day of the

Meeting or an adjournment thereof or with the chairman of the Meeting on the day of the Meeting or an adjournment thereof but prior to the use of the proxy at the Meeting.

EXERCISE OF DISCRETION OF PROXYHOLDERS

     The persons whose names are printed on the accompanying form of proxy will, on a show of hands or any ballot that may be called for, vote or withhold from voting the shares in respect of which they are appointed in accordance with the direction of the Shareholder appointing them. If no choice is specified by the Shareholder, the shares will be voted (i) in favour of the election of the nominees for Directors (see "Election of Directors"), (ii) in favour of a special resolution confirming the amendment to By-law No. 1 providing for a reduction in the required percentage of resident Canadians on the Board of Directors and a reduction in the required percentage of resident Canadian Board members who must be present at scheduled Board of Directors meetings, (iii) in favour of an ordinary resolution authorizing the issuance of more than 20% of the Company's current number of outstanding shares (see "Approval of Issuance of Shares") for purposes of a private placement to raise capital, (iv) in favour of an ordinary resolution (x) authorizing the Board of Directors to grant new stock options to insiders and (y) ratifying the Board's prior stock option grants to insiders and renegotiation of previously granted stock options (see "Options to Purchase Securities"), (v) in favour of an ordinary resolution granting certain discretionary authority to the Board of Directors, and (vi) for the appointment of auditors (see "Appointment and Remuneration of Auditors"). The Board of Directors recommends a vote "FOR" the foregoing proposals.

     The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to the matters identified in the Notice of Meeting and to other matters which may properly be brought before the Meeting. Management knows of no such amendment, variation or other matters to come before the Meeting. If any matters which are not now known to Management should properly come before the Meeting, the persons named in the form of proxy will vote upon such matters in accordance with their best judgment.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As at May 19, 1998, the Company had 43,180,795 Common Shares issued and outstanding. Each Shareholder is entitled to one vote for each Common Share registered in his name as at the close of business on June 10, 1998, being the record date (the "Record Date") fixed by the Board of Directors for the determination of the registered Shareholders who are entitled to receive the Notice of Meeting of Shareholders accompanying this Proxy Statement/Information Circular. If a Shareholder transfers the ownership of any of his Common Shares after the Record Date, the transferee will be entitled to vote at the Meeting if he produces properly endorsed share certificates or otherwise establishes proof of his ownership of the Common Shares and demands, not later than ten days before the Meeting, that his name be included in the list of Shareholders entitled to vote. This list of Shareholders will be available for inspection after the Record Date during usual business hours at the office of the Company's registrar and transfer agent, Pacific Corporate Trust Company, Suite 830, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, and at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND
MANAGEMENT

     The following table sets forth, as of May 19, 1998, certain information regarding the beneficial ownership of common stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director nominee and Named Executive Officer identified Under "Executive Compensation" below, and (iii) all Directors and executive officers as a group:

                                                              BENEFICIAL OWNERSHIP OF
                                                                  COMMON STOCK(1)
                                                              ------------------------
                            NAME                                AMOUNT      PERCENTAGE
                            ----                              ----------    ----------
Marlin Investors, LLC(2)....................................  18,666,668       24.9%
Charles A. Dickinson, Jr.(3)................................   5,817,160        7.7%
Camuri Holdings Ltd(4)......................................   7,882,784       10.5%
TOSI, L.P.(5)...............................................  14,000,000       18.7%
William G. Jayroe(6)........................................     706,562          *
Wallace Robertson(7)........................................   1,458,919        1.9%
David A. Spencer(8).........................................     205,000          *
Larry R. Shaben(9)..........................................     154,500          *
William R. Ziegler(10)......................................     100,000          *
Gary M. Pittman(11).........................................     100,000          *
All Directors and Executive Officers as a group (8
  Persons)..................................................  21,797,684       29.1%
                                                              ----------       ----

---------------

  *  less than 1.0% of class

 (1) This information was furnished by the respective beneficial owners

 (2) As reported by Marlin Investors, LLC in a Statement on Schedule 13D filed with the Securities and Exchange Commission (the "Commission"). Includes warrants to acquire 9,333,334 shares. Mr. William R. Ziegler, a director of the Company, has the sole power to vote and the sole dispositive power for Marlin Investor's shares.

 (3) As reported by Charles A. Dickinson, Jr. in a Statement on Schedule 13D filed with the Commission. Includes warrants to acquire 2,333,333 shares.

 (4) As reported by Camuri Holdings Ltd., in a Statement on Schedule 13D filed with the Commission. Includes warrants to acquire 1,012,500 shares.

 (5) Includes warrants to acquire 7,000,000 shares on or before September 14, 1998 and the conversion on or before September 14, 1998 of all of the original principal amount of a U.S. $750,000 convertible loan to the Company.

 (6) Includes options to acquire 700,000 shares

 (7) Includes options to acquire 150,000 shares

 (8) Includes options to acquire 150,000 shares

 (9) Includes options to acquire 150,000 shares

(10) Includes options in favor of Mr. Ziegler, individually, to acquire 100,000 shares. Does not include 18,666,668 shares owned by Marlin Investors, LLC of which Mr. Ziegler has the sole power to vote and sole dispositive power, as managing director. Mr. Ziegler owns a 9.62% interest in Marlin Investors, LLC.

(11) Includes options to acquire 100,000 shares

BUSINESS OF THE MEETING

     As set forth in the accompanying Notice of Meeting, the business to be conducted at the Meeting consists of the usual annual Meeting business which the Company is required to conduct, including the election of Directors and the appointment of auditors and any ordinary items of special business, namely:

(i) an ordinary resolution authorizing the issuance of more than 20% of the Company's current number of outstanding shares for purposes of a private placement to raise capital; (ii) an ordinary resolution authorizing the Board of Directors to grant new stock options to insiders and ratifying the Board's prior stock option grants to insiders and the renegotiation of previously granted stock options; (iii) a special resolution to amend the By-laws to provide for a reduction in the required percentage of resident Canadians on the Board of Directors and a reduction in the required percentage of resident Canadian Board members who must be present at scheduled Meetings of the Board of Directors; and
(iv) an ordinary resolution granting certain discretionary authority to the Board of Directors.

ELECTION OF DIRECTORS

     Management will propose the persons named below, all of whom, are currently Directors of the Company, as nominees for election as Directors to continue to hold office until the next annual Meeting of Shareholders of the Company or until their successors are elected or appointed.

     Management does not contemplate that any of the nominees will be unable to serve as a director. In addition to the slate of nominees herein listed, Shareholders present at the Meeting shall be entitled to nominate and vote for the election of any other person or persons as a director. The Company has not received notice of, and Management is not aware of, any proposed nominees in addition to those named.

     If any of the above nominees is for any reason unavailable to serve as a director, proxies in favour of Management will be voted for another nominee in the discretion of the persons named in the form of proxy unless the Shareholder has specified in the proxy that his Common Shares are to be withheld from voting on the election of Directors. Management recommends voting in favour of each of the nominees.

MANAGEMENT

     The following table sets forth certain information with respect to the executive officers and Directors of the Company as of May 19, 1998:

NAME & MUNICIPALITY OF RESIDENCE(1)     AGE(1)                     POSITION
-----------------------------------     ------                     --------
William G. Jayroe...................      41      President and Chief Executive Officer,
                                                  Director
  Houston, Texas
Scott W. Cook.......................      30      Executive Vice President and Chief
                                                  Financial Officer
  Houston, Texas
Brookii E. Wootton..................      33      Investor Relations and Corporate Secretary
  Houston, Texas
Gary M. Pittman(2)(3)...............      35      Director
  McLean, Virginia
William R. Ziegler..................      56      Director
  New York, New York
Wallace Robertson...................      74      Director
  Houston, Texas
Larry R. Shaben(3)..................      63      Director
  Edmonton, Alberta
David A. Spencer(2).................      40      Director
  Calgary, Alberta

---------------

(1) This information was furnished by the respective nominees.

(2) Member of the Audit Committee

(3) Member of the Compensation/Succession Committee

     William G. Jayroe has served as the President and CEO and a director of Flotek Industries Inc. since May, 1995. In March 1994, Mr. Jayroe sold Turbeco, Inc. to Flotek Industries Inc. and accepted the position of President of USA Petrovalve, Inc. with the responsibility for introducing its new technology into the American oilfield markets of Texas, California, Oklahoma, and Colorado. For seven years prior to his tenure with the Company Mr. Jayroe served as president CEO of Turbeco, Inc. Mr. Jayroe is on the Board of Nevada Gold & Casinos, Inc.

     Scott W. Cook Executive Vice President and Chief Financial Officer, joined the Company in June of 1995, as controller. Mr. Cook was promoted to Executive Vice-President and Chief Financial Officer in January 1997. Prior to joining the Company, Mr. Cook spent approximately seven years in public accounting with Grant Thornton LLP and Ernst & Young LLP, both international accounting and management consulting firms. Mr. Cook is a Certified Public Accountant in the State of Texas.

     Brookii E. Wootton has served as Corporate Secretary and Investor Relations for Flotek Industries Inc. since June 1997. For six years prior to serving in her executive officer capacity for Flotek, Ms. Wootton was accounting and human resources manager for Turbeco, Inc. She is a member of the National Investor Relations Institute and the American Society of Corporate Secretaries.

     Gary Pittman has been a director of the Company since 1997, Mr. Pittman is a merchant banker and investor with Benevento Financial Corp. for the past eight years focusing primarily on the oil and gas industry. Mr. Pittman previously was a Limited Partner and Vice President in The Energy Recovery Fund, a $125 million fund with investments in the oil and natural gas industries of North America and the United Kingdom. Mr. Pittman is a member of the Audit Committee and the Compensation/Succession Committee.

     William R. Ziegler has been a director of the Company since 1997. Mr. Ziegler is a partner in the law firm of Parson & Brown, LLP. Prior to joining Parson & Brown, LLP in May 1994, Mr. Ziegler was a partner at Whitman Breed Abbott & Morgan and a predecessor firm for more than the preceding five years. Mr. Ziegler is a director of R&B Falcon Corporation, Ponder Industries, Inc., Grey Wolf, Inc. and Geokinetics, Inc.

     Wallace Robertson joined Flotek Industries Inc. in March of 1994, as a special advisor to the Company and was elected to the Board in 1997. For seven years prior to his service to the Company, Mr. Robertson served as president of Wallace Robertson, Inc. a Company primarily responsible for the introduction and acceptance of the Milam Turbulator in Michigan, Alaska, West Texas, California, the Rocky Mountains and the Gulf Coast Area.

     Larry R. Shaben has been a director of the Company since 1993. Mr. Shaben is currently Chairman of Western New Ventures Capital Corp. and has served in that capacity since 1991. Mr. Shaben is also a director of Alberta Power Limited and a director of Canadian Utilities Limited. Mr. Shaben was a former cabinet minister in the Alberta government from 1975 to 1986. Mr. Shaben is a member of the Compensation/ Succession Committee.

     David A. Spencer has been a director of the Company since 1995. Mr. Spencer has been a partner of Milner Fenerty, an Alberta, Canada law firm with offices in Calgary and Edmonton since 1987. Mr. Spencer is a member of the Audit Committee.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors held twelve Meetings during the year. Each incumbent director attended at least 75 percent of the aggregate of the Meetings of the Board of Directors and of the committees of which he was a member.

     Pursuant to the Company's By-laws, the Board of Directors has established two committees an Audit Committee and a Compensation/Succession Committee. The Board has combined the functions of the Compensation and nominating committee in the Compensation/Succession Committee.

     The Audit Committee, currently consisting of David Spencer and Gary Pittman makes recommendations to the Board concerning the selection and discharge of the Company's independent auditors, reviews the plan and scope of any audit of the Company's financial statements, reviews the financial statements of the Company and reviews such other matters pertaining to the accounting, auditing and financial reporting practices and procedures of the Company as it deems appropriate. The primary function of the Audit Committee is to strengthen the independence and objectivity of the external auditors and to evaluate the Company's system of internal accounting controls. It should be noted, however, that the members of the Committee are not necessary experts in the fields of auditing and accounting and do not provide special assurances on such matters. The Audit Committee met four times during the year.

     The Compensation/Succession Committee, consisting of Larry Shaben and Gary Pittman, makes recommendations to the Board regarding the compensation of executive officers and the grant of Flotek's stock options. The Compensation/Succession Committee met two times during the year. Two outside and no inside Directors comprise the Compensation/Succession Committee. In addition, the Compensation/Succession Committee identifies, on an as needed basis, successors for Directors and executive officers when a vacancy exists. The Compensation/Succession Committee will consider nominees recommended by Shareholders. Any Shareholder wishing to recommend a nominee should write to the Secretary of the Company, specifying the name and qualifications of the nominee. The Committee has access to outside consultants and counsel at the discretion of the Committee. The Committee oversees the base pay or salary, annual performance bonus, and the number of options awarded to executives.

EXECUTIVE COMPENSATION AND RELATED MATTERS

COMPENSATION OF DIRECTORS

     The Directors of the Company do not receive any cash compensation but are entitled to reimbursement for traveling and other expenses properly incurred while attending Meetings of the Board of Directors or any committee thereof or in the performance of their duties as Directors of the Company. The Directors of the Company are eligible to receive options to purchase Common Shares. An aggregate total of 1,350,000 options to purchase Common Shares were held by Directors of the Company as of May 19, 1998.

EXECUTIVE OFFICERS

     Both Form 41 under the Securities Act (British Columbia) and the rules and regulations arising under the U.S. Securities Exchange Act of 1934, as amended requires the disclosure of compensation received by certain named executive officers of the Company. These "named executive officers" are generally defined to mean (i) the Chief Executive Officer of the Company, despite the amount of compensation of that individual, (ii) each of the Company's four most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the most recently completed financial year and whose total salary and bonus exceeds $100,000, and (iii) any additional individual for whom disclosure would have been provided under (ii) but for the fact that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year end of the Company. "Executive Officer" is defined in Form 41 to mean (i) the chair of the Company,
(ii) a vice-chair of the Company, (iii) the President of the Company, (iv) a vice-president of the Company in charge of a principal business unit, division or function such as sales, finance or production, or (v) an officer of the issuer or any of its subsidiaries or any other person who performed a policy-making function in respect of the Company. Under the U.S. securities laws an "Executive Officer" includes individuals listed in clauses (iii), (iv) and
(v) of the immediately preceding sentence. During the Company's last completed financial year, the Company had one Named Executive Officer.

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation earned by the Company's named executive officer during the three most recently completed fiscal years of the Company.

                                                                        LONG-TERM
                                                                       COMPENSATION
                                                                       ------------
                                                                          AWARDS
                                                       ANNUAL          ------------
                                                    COMPENSATION        SECURITIES
                                                 ------------------     UNDERLYING      ALL OTHER
                                       FISCAL    SALARY      BONUS       OPTIONS       COMPENSATION
                                        YEAR       ($)        ($)          (#)             ($)
                                       ------    -------    -------    ------------    ------------
William G. Jayroe....................   1998     150,000      --         700,000          $6,000(1)
  President and Chief Executive
  Officer                               1997     150,000      --              --              --
                                        1996     150,000      --              --              --

---------------

(1) This amount represents the Company's payment for $1,000,000 of term life insurance.

OPTIONS AND STOCK APPRECIATION RIGHTS (SARS)

     The Company does not have a formal stock option plan. Options are granted by the Board of Directors from time to time to Directors, officers and employees as an incentive and, once granted, such options are administered by the Company's secretary.

     The following table sets forth individual grants of stock options during the fiscal year ended February 28, 1998 to the named executive officer.

      OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

                                              INDIVIDUAL GRANTS
                          ---------------------------------------------------------
                          NUMBER OF                                                   POTENTIAL REALIZABLE VALUE
                          SECURITIES    % OF TOTAL                                      AT ASSUMED ANNUAL RATES
                          UNDERLYING   OPTIONS/SARS                                   OF STOCK PRICE APPRECIATION
                           OPTIONS      GRANTED TO    EXERCISE OR                           FOR OPTION TERM
                           GRANTED     EMPLOYEES IN   BASE PRICE                      ---------------------------
NAME                         (#)       FISCAL YEAR      ($/SH)      EXPIRATION DATE      5%($)          10%($)
----                      ----------   ------------   -----------   ---------------   ------------   ------------
William G. Jayroe.......   700,000        17.8%        $0.17 Cdn     Dec. 15, 2002     $0.27 Cdn      $0.34 Cdn
  President and CEO

     The following table sets forth details of all exercises of stock options/SARs during the fiscal year ended February 28, 1998 by the named executive officer and the fiscal year end value of unexercised options/SARs on an aggregated basis.

            AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED FISCAL YEAR AND FISCAL YEAR-END OPTIONS/SAR VALUES

                                                             NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                            OPTIONS/SARS AT FISCAL      OPTIONS/SARS AT FISCAL
                                SHARES                            YEAR-END(#)                 YEAR-END($)
                              ACQUIRED ON       VALUE      -------------------------   -------------------------
NAME                          EXERCISE(#)    REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                          -----------    -----------   -------------------------   -------------------------
William G. Jayroe...........     --             --                700,000/--                   $20,000/--

---------------

(1) The value of exercisable in-the-money options at fiscal year end is based on the closing price of the Common Shares on the Vancouver Stock Exchange on February 28, 1998, which was $0.21CDN/$0.15US (conversion rate of $1CDN=$1.40US).

COMPENSATION/SUCCESSION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION/SUCCESSION COMMITTEE DECISIONS

     During the Company's 1998 fiscal year, no executive officer of the Company served as (i) a member of the Compensation/Succession Committee (or other Board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation/Succession Committee of the Company, (ii) a director of another entity, one of whose executive officers served on the Compensation/Succession Committee of the Company, or (iii) a member of the Compensation/Succession Committee (or other Board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

     No member of the Compensation/Succession Committee of the Board of Directors of the Company was, during the 1998 fiscal year, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries, or had any relationship requiring disclosure according to applicable rules and regulations of the Securities and Exchange Commission.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, and Section 87 of the British Columbia Securities Act. Flotek's executive officers and Directors and any persons holding more than ten percent of the Company's Common Stock are required to file with the Securities and Exchange Commission and the British Columbia Securities Commission reports of their initial ownership of the Company's Common Stock and any changes in ownership of such common stock. Under U.S. law specific due dates have been established and the Company is required to disclose in its Annual Report on Form 10-K and Proxy Statement any failure to file such reports by these dates. Copies of such reports are required to be furnished to Flotek. Based solely on its review of the copies of such reports furnished to Flotek, or written representations from certain reporting persons that no Form 5 reports were required for those persons, Flotek believes that during 1998 fiscal year, all of its executive officers (including the Named Executive Officers), Directors and persons owning more than 10% of its common stock complied with the Section 16(a) requirements except, Messrs. Jayroe, Spencer, Pittman, Shaben, Robertson, Cook and Ms. Wootton, as well as Camuri Holdings, Ltd. and Mr. Hector Dominguez, each filed one Form 3 late. These Form 3 filings were late as a result of the sudden shift in the percentage of U.S. Shareholders of the Company resulting in the loss of its foreign private issuer ("FPI") status under the U.S. securities laws. During the period the Company had FPI status, these individuals were exempt from reporting under Section 16. Mr. Dominguez and Camuri Holdings, Ltd. amended a timely filed Form 3 and 4 to correct typographical errors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Except as disclosed in this Proxy Statement/Information Circular, Management is unaware of any material interest, direct or indirect, of any director or officer of the Company, of any Management nominee for election as a director of the Company or of any person who beneficially owns or exercises control or direction over shares carrying more than 10% of the voting rights attached to all shares of the Company, or any associate or affiliate of any such person, in any transaction since the beginning of the Company's last completed fiscal year or in any proposed transaction that has materially affected of would materially affect the Company or any of its subsidiaries other than as described below.

     On November 4, 1997, the Company closed a private placement of a $750,000.00 convertible loan with 7,000,000 detachable warrants with TOSI, LLP. The loan matures on October 16, 1998, and can be converted into common shares of the Company at $0.15 CND per share at any time prior to maturity, at the option of the payee. The loan accrues interest at the rate of 10% per annum, and is secured by a senior lien on certain assets of Flotek and its subsidiaries. Each detachable warrant entitles the holder to purchase one common share at $0.15 CND. Gary Pittman, a nominee for director, owns a 10% limited partnership interest in TOSI, LLP.

     On November 21, 1997, the Company converted a portion of its trade and short-term debt into common shares of the Company. The Company issued 4,715,165 common shares to retire $516,135.00 in trade and short-term debt. Included in the common shares issued was 1,531,419 shares issued to a director, Wallace Robertson, for consulting fees of $175,019.40 ($100,000 of which was for the Company's 1998 fiscal year), and 2,405,832 common shares to Camuri Holdings, Ltd., a security holder known to own more than ten percent of the Company's outstanding common shares, to retire short-term debt and accrued interest of $257,767.76. In addition, the Company paid Wallace Robertson approximately $95,000 in cash for consulting fees to promote the sale of the Company's products.

     The Company has retained the law firm of Milner Fenerly to perform legal services during the past fiscal year. Mr. David A. Spencer, a director of the Company is a partner with Milner Fenerly.

EMPLOYMENT ARRANGEMENTS

     The Company is a party to an employment agreement with its CEO, William G. Jayroe. Such employment agreement specifies a minimum salary and benefits payable to him during the term of the employment agreement. The employment agreement also contains certain provisions restricting Mr. Jayroe's ability to compete against the Company after termination of the agreement, and his ability to use or disclose confidential information. The term of the employment agreement is three years ending September 16, 2000.

COMPENSATION/SUCCESSION COMMITTEE REPORT

     The following Report of the Compensation/Succession Committee and the performance graph located on page 13 shall not be deemed to be "soliciting material" or to be "filed" with the Securities Exchange Commission (the "Commission") or subject to Regulations 14A or 14C of the Commission or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement/Information Circular into any other document.

     The Committee seeks to provide a competitive compensation package that enables the Company to attract and retain key executives, to integrate pay programs with the business objectives of the Company and to link individual executive compensation with the Company's performance. The salary paid to the Company's executives is targeted to be in line with related industry companies of similar size, while taking into account the experience of individual officers and the requirements of attracting prospective key executives to join Flotek. In general, the Committee attempts to fix base salaries at levels deemed appropriate by the Committee in order that compensation packages may also emphasize result-oriented factors reflected in a bonus potential and the value of stock options and stock ownership. The Committee reviews salaries and pay ranges for its executives, and salaries may be increased based on the Committee's assessment of an individual's performance and contributions to Flotek's goals. Salary adjustments are general based on historical performance. In June of 1997, the Compensation/Succession Committee approved an Employment Agreement with the President and Chief Executive Officer, Mr. William G. Jayroe, in which he agreed to provide continued services to the Company through September 16, 2000. The Company agreed to continue Mr. Jayroe's base salary as was in effect in 1997 and to continue certain life and health insurance benefits. No executive officers of the Company received bonuses for fiscal year ending February 28, 1998.

                       Compensation/Succession Committee
                                Gary M. Pittman
                                Larry R. Shaben

STOCK PERFORMANCE GRAPH

     The graph below compares cumulative total returns (changes in stock price plus reinvested dividends) on the hypothetical investment of $100 in the Global-US (Dow Equity) Market, the peer group of Other Oilfield Equipment and Service Companies, and the Common Stock of Flotek, for the period commencing February 28, 1993, and ending February 28, 1998.

                                                                     Other Oilfield        Flotek
               Measurement Period                                        Equip.          Industries
             (Fiscal Year Covered)                   Global-US          Services            Inc.
2/28/93                                                        100               100               100
2/28/94                                                        110                98               208
2/28/95                                                        120               102               240
2/29/96                                                        160               135                95
2/28/97                                                        195               178                52
2/28/98                                                        260               255                30

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

CONFIRMATION OF BY-LAW NO. 1

     The Board of Directors has approved the adoption of the By-law to regulate the business and affairs of the Company. Pursuant to Section 98 of the ABCA, the Directors have the power to make by-laws that regulate the business and affairs of the Company. Section 98 of the ABCA requires such by-laws to be confirmed by the Shareholders of the Company by special resolution at the next Meeting of Shareholders. If the By-law is confirmed by the Shareholders, the By-law will be effective as of October 15, 1997. If the By-law is rejected, it will not become effective. Shareholders also have the option to propose amendments to the By-law and to confirm or reject the By-law as amended. The Shareholders are asked to confirm the By-law amendments by the following special resolution:

BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

     1. Section 4.2 of the Corporation's By-law No. 1 is hereby amended effective October 15,1997, by deleting the following sentence in its entirety:

        "A Majority of the Directors shall be resident Canadians."

        and replacing it with the following:

        "Subject to subsection 100(4) of the Act, not more than one-third of the Directors of the Corporation must be resident Canadians if the Corporation earns in Canada, directly or through its subsidiaries, less than 5% of the gross revenues of the holding corporation and all of its subsidiary bodies."

     2. Section 4.8 of the Corporation's By-law No. 1 is hereby amended effective October 15, 1997, by deleting the section in its entirety and replacing it with the following:

        "4.8 Canadian Presence at Meetings. The Board shall not transact business at a Meeting, other than filing a vacancy in the Board unless at least one-third of the Directors present are resident Canadians, except where a resident Canadian Director who is unable to be present approves in writing or by telephone, electronic or other means of communication the business to be transacted at the Meeting."

     3. Any director or officer of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver all such documents and to do all such acts and things as he may determine to be necessary or advisable to give effect to this resolution, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination.

     The Company is asking the shareholders to confirm the By-laws amendment to allow it more flexibility in attracting qualified Board members and in implementing corporate action. Additionally, from time to time certain non-Canadian investors have requested the right to nominate a qualified Board of Directors member in connection with their investment in the Company. Often, the proposed nominees are not Canadian residents. The Board of Directors believes it is in the best interests of the Company to (i) reduce the required percentage of Canadian residency requirements so that the Company will have a wider pool of candidates from which it can nominate qualified Board members and (ii) reduce the percentage of resident Canadians required to be present at Board meetings.

APPROVAL OF ISSUANCE OF SHARES


     At the Meeting, Management proposes to seek approval, as required by the Vancouver Stock Exchange, of an ordinary resolution authorizing the issuance in connection with a financing of the Company, of such number of shares of common stock, warrants to purchase common stock, or a combination thereof, to any one person or any group of persons who intend to vote their shares as a group, where the number of common shares is equal to or greater than 20% of the Company's Common Stock outstanding, after giving effect to the issuance of such securities, so long as the Directors of the Company are of the view that such transaction is in the best interests of the Company ("Stock Issuance Resolution.") The Company is seeking approval of the Stock Issuance Resolution to enable the Company to expeditiously seek equity capital for its working capital needs.



     The Stock Issuance Resolution, if approved, may be used in the near future if the Company consummates a private offering of its common stock in a transaction which it is currently discussing with two possible investors. The terms of the proposed issuance of its common stock are described below. If this offering is not consummated, there are no other offerings contemplated in the proximate future, however, the Company will continue to review investor proposals which may ultimately result in the issuance of common stock under the Stock Issuance Resolution. If the Stock Issuance Resolution is approved, the Company would not seek further shareholder approval of a future issuance of Common Stock meeting the criteria set forth in the Stock Issuance Resolution unless required by applicable law or the Vancouver Stock Exchange.



     The Company is negotiating a private placement of 9,333,333 shares of its common stock and 9,333,333 share purchase warrants to two qualified investors for an aggregate cash consideration of $1,000,000 US (CDN$1,400,000). The proposed consideration for the common stock to be issued with attached warrant is $0.15 CDN per share. As of June 1, 1998 the Company's closing price on the Vancouver Stock Exchange was $.13 CDN per share of common stock. Each warrant would be exercisable at the issue price CDN $0.15 per warrant for the first year following the closing of the transaction and CDN $0.17 per warrant for the second year following the closing of the transaction. The shares of common stock to be issued will have the same rights and preferences as the Company's outstanding Common Stock. The holders of the Company's outstanding Common Stock, as well as any proposed holders of resulting from the new issuance, will have no statutory preemptive rights but certain existing holders of the Company's common stock have contractual preemptive rights. The Common Stock to be issued if the transaction is consummated will not be registered and will be issued in a private transaction, exempt from registration. The proceeds of the proposed offering will be used to fund working capital. If the proposed transaction is consummated, the new investors, if voting as a group, would represent approximately 19.8% of the Company's outstanding shares of Common Stock on a fully diluted basis and 17.6% of the Company's outstanding shares of Common Stock on an undiluted basis using beneficial ownership information available to the Company as of May 19, 1998. Currently there are 20,741,667 warrants outstanding; after consummation of the transaction there will be 30,075,000 warrants outstanding. See "Security Ownership of Certain Beneficial Owners, Directors and Management" described earlier in this Proxy Statement. A finder's fee is being negotiated for up to 5% of the transaction face amount payable in common stock to a maximum of 466,666 shares.



     Management recommends that the Shareholders vote "For" the approval of the Stock Issuance Resolution set forth below:



     "BE IT RESOLVED, AS AN ORDINARY RESOLUTION, THAT the issuance, in connection with a financing of the Company or a subsidiary of the Company, of such number of equity securities, being common shares, warrants or a combination thereof, to any one person or any group of persons who intend to vote their equity shares as a group, where the number of common shares to be issued, including any common shares which might be issued upon any conversion or exchange, is equal to or greater than 20% of the Company's common shares outstanding after giving effect to the issuance of such securities, so long as the Directors of the Company are of the view that such transaction is in the best interests of the Company, be approved."


OPTIONS TO PURCHASE SECURITIES

     At the Meeting, Management proposes to seek approval of (i) the grant of new stock options to insiders of the Company in the future at such prices and for such numbers of shares as may be determined by the Board of Directors and acceptable to the Vancouver Stock Exchange, (ii) the ratification of the Board's prior stock option grants to insiders of the Company and (iii) the renegotiation of stock options previously granted to insiders of the Company, as same may be amended or extended from time to time, at prices and in amounts as may from time to time be determined by the Directors and acceptable to the applicable regulatory authorities.

     Shareholder approval to the grant and re-negotiation of insiders' stock options is required pursuant to the policies of the Vancouver Stock Exchange. If such approval is not obtained, the Company will not grant further options to insiders or re-negotiate existing insider options. The term "insider" is defined in the Securities Act (British Columbia) and includes Directors, executive officers, the five highest-paid employees and holders of greater than 10% of the voting securities of the Company.

     The text of such resolution is set forth below.

     "BE IT RESOLVED, AS AN ORDINARY RESOLUTION, THAT stock options previously granted to insiders of the Company be ratified and approved, that the Directors be authorized to grant stock options to insiders of the Company in the future at such prices and for such numbers of shares as may be determined by the Board of Directors and acceptable to the Vancouver Stock Exchange and that the Directors be authorized to renegotiate any stock options previously granted to insiders of the Company or which may hereafter be granted to insiders of the Company, as to price or number of shares or both, all on such terms as may be acceptable to the Vancouver Stock Exchange."

     The Company is seeking shareholder approval for the foregoing proposals relating to stock options in accordance with requirements of the Vancouver Stock Exchange. The Company believes stock options are necessary to motivate employees and consultants to achieve long-range goals and to provide incentive compensation opportunities that are competitive to those of similar companies.

DIRECTORS' DISCRETIONARY AUTHORITY

     Management recommends that the Shareholders approve an ordinary resolution to grant the Board of Directors authority to amend, postpone or abandon implementation of any of the resolutions set out above if the Board decides, in its sole discretion, that it is not in the best interests of the Company to proceed with the actions authorized by the resolutions. The text of the resolution is as follows:

     "BE IT RESOLVED, AS AN ORDINARY RESOLUTION, THAT the Board of Directors be authorized to amend, postpone or abandon implementation of any of the special resolutions set forth above if, in the sole discretion of the Board of Directors, it is not necessary, advisable or in the best interests of the Company to proceed with them."

APPOINTMENT AND REMUNERATION OF AUDITORS

     At the Meeting, Management will seek Shareholder approval of the Board's re-appointment of Grant Thornton LLP, as the Company's independent auditors, to hold office until the next annual Meeting of Shareholders at such remuneration as may be fixed by the Board of Directors. Grant Thornton LLP was first appointed the Company's auditors on August 22, 1996. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, with an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

     Each of the nominees for director who receive the affirmative vote of the holders of a majority of shares of Common Stock, represented in person or by proxy and entitled to vote at the Annual Meeting, will be elected. Additionally, all proposals before the Meeting will be approved if they receive the affirmative vote of the holders of a majority of shares of Common Stock, represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will not be treated as a vote for or against any particular director or proposal and will not affect the outcome of the election of directors or the proposal.

SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS

     Shareholder proposals to be presented at the 1999 Annual Meeting of Shareholders of Flotek must be received at Flotek's executive offices at 7030 Empire Central Drive, Houston, TX 77040, addressed to the attention of the Secretary, by February 15, 1999, in order to be included in the proxy statement and form of proxy relating to such Meeting.

INCORPORATION BY REFERENCE


     The Company hereby incorporates by reference Items 6, 7 and 8 of Part II of its Form-KSB for the fiscal year ended February 28, 1998 filed with the Securities and Exchange Commission on June 11, 1998.


APPROVAL OF DIRECTORS

     The contents and the sending of this Proxy Statement/Information Circular have been approved by the Directors of the Company.

/s/ WILLIAM G. JAYROE
William G. Jayroe
President and Chief Executive Officer
June 1, 1998

                                     PROXY

ANNUAL GENERAL MEETING OF MEMBERS OF FLOTEK INDUSTRIES INC. TO BE HELD AT RAMADA PLAZA HOTEL, 12801 NORTHWEST FREEWAY, HOUSTON, TEXAS ON WEDNESDAY, JULY 29, 1998, AT 2:00 P.M.

THE UNDERSIGNED MEMBER OF THE COMPANY HEREBY APPOINTS, WILLIAM G. JAYROE, a Director of the Company, or failing this person, WALLACE ROBERTSON, a Director of the Company, or in the place of the foregoing, __________________________, (print the name), as proxyholder for and on behalf of the Member of the power of substitution to attend, act and vote for and on behalf of the Member in respect of all matters that may properly come before the aforesaid meeting of the Members of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Member were present at the said Meeting, or any adjournment thereof.

The Member hereby directs the proxyholder to vote the securities of the Company registered in the name of the Member as specified herein.

RESOLUTIONS (for full details of each item, please see the enclosed Notice of Meeting and Proxy Statement/Information Circular)


                                                                            For    Against  Abstain

1.   To approve amendments to By-law No. 1 regarding Canadian
     residency requirements                                                  ____    ____    ____

2.   To approve an issuance of >20% of outstanding shares for a
     private placement                                                       ____    ____    ____

3.   To approve stock option grants                                          ____    ____    ____

4.   To grant discretionary authority to the Board of Directors              ____    ____    ____

5.   To appoint, as Auditors, GRANT THORNTON LLP                             ____    ____    ____

6.   To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous
     resolutions                                                             ____    ____    ____



                                                                               For   Withhold  Abstain
7.   To elect, as Director, GARY M. PITTMAN                                    ____    ____     ____

8.   To elect, as Director, WILLIAM R. ZIEGLER                                 ____    ____     ____

9.  To elect, as Director, WILLIAM G. JAYROE                                   ____    ____     ____

10.  To elect, as Director, WALLACE ROBERTSON                                  ____    ____     ____

11.  To elect, as Director, LARRY R. SHABEN                                    ____    ____     ____

12.  To elect, as Director, DAVID A. SPENCER                                   ____    ____     ____



THE UNDERSIGNED MEMBER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT SAID MEETING.


SIGN HERE:         ___________________________________________

PLEASE PRINT NAME: ___________________________________________

DATE:              ___________________________________________

THIS PROXY FORM MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.   THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

2. This form of proxy ("Instrument of Proxy") MAY NOT BE VALID UNLESS IT IS SIGNED by the Member or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by the Member of the proxyholder to date this proxy on the date on which it is received by Pacific Corporate Trust Company.

4. A MEMBER WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON, may do so as follows:

     (a) IF THE MEMBER IS REGISTERED AS SUCH ON THE BOOKS OF THE COMPANY, simply register the Member's attendance with the scrutineers at the Meeting.

     (b) IF THE SECURITIES OF A MEMBER ARE HELD BY A BROKERAGE FIRM OR FINANCIAL INSTITUTION, (i) cross off the management appointees' names and insert the Member's name in the blank space provided;
             (ii) indicate a voting choice for each resolution or, alternatively, leave the choices blank if you wish not to vote until the Meeting; and (iii) sign, date and return the Instrument of Proxy to the brokerage firm or financial institution, or its agent, according to the instructions received with the proxy. At the Meeting, a vote will be taken on each of the resolutions set out on this Instrument of Proxy and the Member's vote will be counted at that time.

5. A MEMBER WHO IS NOT ABLE TO ATTEND THE MEETING IN PERSON BUT WISHES TO VOTE ON THE RESOLUTIONS, may do either of the following:

     (a) TO APPOINT ONE OF THE MANAGEMENT APPOINTEES named on the Instrument of Proxy, leave the wording appointing a nominee as is, and simply sign, date and return the Instrument of Proxy. Where no choice is specified by a Member with respect to resolution set out on the Instrument of Proxy, a management appointee acting as proxyholder will vote the securities as if the Member had specified an affirmative vote.

     (b) TO APPOINT ANOTHER PERSON, who need not be a Member of the Company, to vote according to the Member's instructions, cross off the management appointees' names and insert the Member's appointed proxyholder's name in the space provided, and then sign, date and return the Instrument of Proxy. Where no choice is specified by the Member with respect to a resolution set out on the Instrument of Proxy, this Instrument of Proxy confers discretionary authority upon the Member's appointed proxyholder.

6. THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE MEMBER ON ANY POLL of a resolution that may be called for and, if the Member specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7. If a registered Member has returned the Instrument of Proxy, THE MEMBER MAY STILL ATTEND THE MEETING and may vote in person should the Member later decide to do so. However, to do so, the Member must record his/her attendance with the scrutineers at the Meeting and revoke the Instrument of Proxy in writing.

================================================================================

TO BE REPRESENTED AT THE MEETING, THIS INSTRUMENT OF PROXY MUST BE RECEIVED AT THE OFFICE OF "PACIFIC CORPORATE TRUST COMPANY" BY MAIL OR BY FAX NO LATER THAN FORTY-EIGHT ("48") HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) PRIOR TO THE TIME OF THE MEETING, OR ADJOURNMENT THEREOF.

THE MAILING ADDRESS OF PACIFIC CORPORATE TRUST COMPANY IS SUITE 830, 625 HOWE STREET, VANCOUVER, BRITISH COLUMBIA, V6CB8 AND ITS FAX NUMBER IS (604) 689-8144.

================================================================================

                             FLOTEK INDUSTRIES INC.

                            ANNUAL RETURN CARD FORM

    (Supplemental Mailing List and Request for Interim Financial Statements)

                     ANNUAL GENERAL MEETING, JULY 29, 1998


TO:  SECURITIES HOLDERS OF FLOTEK INDUSTRIES INC.
     (the "Corporation")

National Policy Statement No. 41, entitled "Shareholder Communication" provides security holders with the opportunity to elect annually to have their names added to the Corporation's Supplemental Mailing List in order to receive interim financial statements and other selected shareholder communications.

If you wish your name to be added to the Corporation's Supplemental Mailing List for the aforesaid purposes, please complete, sign and mail this form to Pacific Corporate Trust Company, Suite 830, 625 Howe Street, Vancouver, British Columbia, V6C 3B8.

                                        Name of Security Holder, or if the
                                        Security Holder is a company, name and
                                        office of authorized signatory.

                                        -------------------------------------

                                        -------------------------------------
                                        Address (including post code) of
                                        Security Holder


I, as evidenced by my signature affixed hereto, HEREBY CERTIFY THAT I am a security holder (other than debt securities) of the Corporation and request that my name be placed on the Corporation's Supplemental Mailing List.


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Date                                    Signature of Security Holder or, if
                                        the Security Holder is a company,
                                        signature of authorized signatory